UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2020 (October 9, 2020)

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Simply, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

 2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(786) 254-6709
(Registrant’s telephone number, including area code)

Cool Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSMD	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 9, 2020, Simply, Inc. (the “Company”) filed Articles of Amendment to its Articles of Incorporation (the “Articles of Amendment”) with the State Department of Assessments and Taxation of the State of Maryland to change the legal name of the Company (the “Name Change”) from “Cool Holdings, Inc.” to “Simply, Inc.”, and to effect a one-for-ten reverse split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock (the “Common Stock”).  Both the Name Change and the Reverse Stock Split became effective in accordance with the terms of the Articles of Amendment on October 14, 2020 (the “Effective Time”).

At the Effective Time, every ten shares of the Company’s Common Stock issued and outstanding were automatically combined into one share of Common Stock, without any change in the par value per share. The Company did not issue any fractional shares in connection with the Reverse Stock Split. Instead, fractional shares were rounded up to the next largest whole number. The Reverse Stock Split did not modify the rights or preferences of the Common Stock. Proportional adjustments were made to the conversion and exercise prices of the Company’s outstanding warrants and stock options, and to the number of shares issued and issuable under the Company’s equity compensation plans.

The Company’s transfer agent, Computershare Trust Company, N.A., was the exchange agent for the Reverse Stock Split. Stockholders owning shares via a broker or other nominee had their positions automatically adjusted to reflect the Reverse Stock Split.

The Company’s Common Stock began trading on OTCQB Venture Market on a reverse split-adjusted basis on October 14, 2020. The new CUSIP number for the Common Stock following the Reverse Stock Split is 82901A105.

In connection with the Name Change, the Company launched a new corporate website at www.simplyinc.com.

Item 7.01. Regulation FD Disclosure.

On October 13, 2020, the Company issued a press release announcing the Name Change and the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 8.01. Other Events.

The Company also changed its ticker symbol from “AWSM” to “SIMP,” (the “Ticker Symbol Change”).  However, based on FINRA rules, the ticker symbol for the Common Stock will change to “AWSMD” for an interim period of 20 business days from October 14, 2020 through November 10, 2020.  Beginning November 11, 2020, the Company’s ticker symbol will change to “SIMP”.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment, as filed with the Secretary of State of the State of Maryland, effective October 14, 2020.
99.1	Press Release dated October 13, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simply, Inc.
Date:	October 15, 2020	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer